ANNUAL REPORT                                               SEPTEMBER 30, 2000

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

 PRUDENT BEAR FUND

              PRUDENT BEAR FUND -      S&P 500     NASDAQ COMPOSITE
    DATE     NO LOAD SHARES $4,441     $25,164         $35,469
    ----     ---------------------     -------     ----------------
  12/28/95          $10,000            $10,000         $10,000
   3/31/96           $9,519            $10,536         $10,479
   9/30/96           $8,880            $11,349         $11,694
   3/31/97           $9,018            $12,625         $11,663
   9/30/97           $7,420            $15,940         $16,114
   3/31/98           $6,822            $18,685         $17,570
   9/30/98           $7,691            $17,381         $16,231
   3/31/99           $4,866            $22,133         $23,609
   9/30/99           $4,910            $22,215         $26,359
   3/31/00           $4,136            $26,105         $43,937
   9/30/00           $4,441            $25,164         $35,469

              PRUDENT BEAR FUND -      S&P 500     NASDAQ COMPOSITE
    DATE     CLASS C SHARES $8,423     $11,825         $15,589
    ----     ---------------------     -------     ----------------
    2/8/99          $10,000            $10,000         $10,000
   3/31/99           $9,331            $10,401         $10,376
   6/30/99           $8,076            $11,134         $11,328
   9/30/99           $9,394            $10,439         $11,585
  12/31/99           $7,945            $11,993         $17,175
   3/31/00           $7,859            $12,268         $19,310
   6/30/00           $8,184            $11,941         $16,829
   9/30/00           $8,423            $11,825         $15,589

                    For the period ended September 30, 2000

                                                    Annualized Since
                                                      Commencement
                                    One Year         of Operations
                                    --------         --------------
     Prudent Bear Fund -
       No Load Shares                (9.55)%            (15.66)%
     S&P 500                         13.28%              21.37%
     NASDAQ Composite                34.57%              30.44%

                    For the period ended September 30, 2000

                                                    Annualized Since
                                                      Commencement
                                    One Year         of Operations
                                    --------         --------------
     Prudent Bear Fund -
       Class C Shares               (10.33)%             (9.90)%
     S&P 500                         13.28%              10.72%
     NASDAQ Composite                34.57%              30.95%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. These charts assume an initial gross investment of $10,000 made on 12/28/95 and 2/08/99 (commencement of operations) for the No Load Shares and Class C Shares, respectively. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 PRUDENT SAFE HARBOR FUND

                                        SALOMON SMITH BARNEY EUROPEAN
               PRUDENT SAFE HARBOR       WORLD GOVERNMENT BOND INDEX
     DATE          FUND $9,340                  (WGBI) $9,436
     ----      -------------------      -----------------------------
    2/2/00           $10,000                       $10,000
   3/31/00            $9,878                       $10,035
   6/30/00            $9,709                       $10,057
   9/30/00            $9,340                        $9,436

                    For the period ended September 30, 2000

                                                     2/02/00(1)<F1>
                                                        through
                                                        9/30/00
                                                     --------------
     Prudent Safe Harbor Fund                           (6.60)%
     Salomon Smith Barney European
       World Government Bond Index (WGBI)               (5.64)%

(1)<F1>  Commencement of operations.

The Salomon Smith Barney European World Government Bond Index (WGBI) consists of those fifteen sectors of the Salomon Smith Barney WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. These charts assume an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 PRUDENT BEAR FUNDS, INC.

                                                               November 22, 2000

Dear Shareholder,

It was another extraordinary quarter for the U.S. stock market, in what we consider a historic period for the U.S. financial system and economy. While considerable selling pressure developed within the technology sector, the New York Stock Exchange Financial index gained 20% for the quarter. This unusual dichotomy was prevalent in the credit market as well. Strains increased in the corporate debt market and liquidity evaporated in the junk bond market. In contrast, a major rally unfolded in Treasuries, agencies, mortgage-back and asset-backed securities. While we can build a strong case that we are now in the early stages of what we anticipate will be a devastating credit crunch for many companies, particularly throughout the vast technology arena, extreme money and credit excesses run unabated throughout the real estate and consumer areas. In a word, the U.S. financial system is becoming more dysfunctional by the week. The current course is likely to only exacerbate already momentous financial and economic distortions, with a growing risk of heightened general inflation. We certainly did not anticipate that general market bullishness would persevere through a collapsing of the Internet bubble, and a brutal bear market for many technology companies.

For the six months ended September 30, 2000, The Prudent Bear Fund (No Load Shares) gained 7.4%, while the S&P 500 declined by 4.2% and the NASDAQ lost 19.7%. The Prudent Safe Harbor Fund lost 5.5% for the six months, in what was an extraordinarily strong period for the dollar. For the year ended 9/30/00, the Prudent Bear Fund (No Load Shares) declined by 9.6% vs. a NASDAQ Composite advance of 34.6%, and since its inception in February, the Prudent Safe Harbor Fund has declined by 6.6%.

Consistent with our investment philosophy, the Prudent Bear Fund held more short equity positions than long positions throughout the period. We certainly did not anticipate that the current financial euphoria would last as long as it has; as a consequence, the stock market bubble has simply grown bigger and bigger. Nevertheless, given current inflationary pressures, concomitant with significant dislocation in the credit markets and speculative excesses being engendered by a debt-laden but still strong economy, we remain confident that the bubble has burst. While discussion of overheated asset prices is generally directed at stock prices, we believe that this asset bubble encompasses virtually all financial assets (stock, corporate bonds, mortgage-backs, securitizations, etc.), as well as residential and commercial real estate, radio/TV/cable/media franchises, fine art, etc. Indeed, there is virtually no asset class left untouched by the mania.

HOW WE GOT HERE

We are a believer that our current boom has been fueled by excessive credit growth, making our prosperity very tenuous and our economy extraordinarily imbalanced. The private sector is taking on debt so rapidly that the annual increase in household and corporate debt now approaches 6% of GDP. In other G-7 economies historically, this degree of leverage has precipitated recessions and debt crises.

Years of credit excess have increasingly been transmitted into extraordinary income and spending growth, leading to significant distortions and imbalances in the financial sector and the economy as a whole. It should be recognized as a "textbook" inflationary asset bubble. We also believe strongly in the crucial concept that MONEY AND CREDIT EXCESSES HAVE SET IN MOTION PROCESSES THAT ARE CORRUPTING MARKET-PRICING MECHANISMS. And the longer such excesses are accommodated (by the chief financial system regulator, the central bank), the greater and more problematic the imbalances to both the financial system and real economy become. These extremes take the economy further from stable equilibrium, or let's call it "reality." Importantly, distortions beget greater distortions; financial excess breeds economic maladjustments, and the consequence is financial and economic instability. Unfortunately, the U.S. system has experienced so many years of egregious credit excesses that our financial and economic systems are terribly maladjusted, dysfunctional and acutely unstable. For too many years, the system has allowed the consumer, corporate, and financial sectors to take on too much leverage, leverage that will prove unmanageable come the next downturn. For too long, this debt buildup, and the corresponding reluctance of the financial and monetary authorities to curb it, have led the system toward ever-greater misallocation of resources, and an alarming deterioration in overall creditworthiness.

We think a very important lesson about the power of markets waits just around the corner. To be sure, credit excesses and the proliferation of derivatives, and the behavior of powerful financial institutions can distort market forces temporarily. And months can go by while the Fed tinkers with interest rates and hopes and prays that there really is such a thing as a "New Paradigm." Over on Wall Street, the bulls can run the propaganda machine, play "business as usual," and dream of "a permanent plateau of prosperity" (to employ Irving Fisher's memorable phrase immediately preceding the 1929 crash). But at the end of the day, market forces will, as they always do, prevail. When this inevitable day of reckoning arrives, "soft landing" will not be an apt metaphor.

THE CURRENT CRISIS

Recently, the U.S. credit markets and particularly the junk bond market have been in extreme dislocation and are extraordinarily fragile. Very few analysts have recognized this important development and the credit market's perilous condition. The Argentine bond market is now in trouble with acute illiquidity, while emerging bond market spreads have widened sharply across the board. Concurrently, global currency markets are in almost complete disarray with nearly every major currency in virtual freefall against the dollar.

Currently, the credit markets are at risk for a severe liquidity crisis. Risky credits are increasingly losing access to the commercial paper market, with some borrowers apparently struggling to roll short-term debts. It is unmistakable that the current unfolding problems are not cyclical in nature, but structural, and this time, not so easily mitigated. It is now credit availability, and not the price of credit, that has become the key issue for the great U.S. financial and economic bubble.

With rapidly deteriorating fundamentals of many companies, especially in the telecom field, it is not surprising that financing sources are rapidly running dry. That is the nature of credit bubbles. As junk debt returns have lagged other sectors, junk bond funds are suffering outflows. According to TrimTabs.com Investment Research, $9.9 billion in outflows have occurred so far this year. With investor demand waning, issuance of junk debt during the past nine months has dropped by almost 50% to $38 billion. In contrast, investment grade debt issuance jumped 8% to $335 billion. So, the predicament should be obvious: A massive telecommunications sector whose lifeblood is junk debt and leveraged lending, has found itself running increasingly cash-flow negative, at the same time increasingly nervous investors are fleeing the sector, and heavily exposed bankers have begun to panic as their ability to syndicate loans to other lenders has been curtailed recently.

And if lenders are losing their ability to pass this risk onto the marketplace, they either have to cut back on lending or balloon their balance sheets with riskier credits. No doubt about it, the game was much more fun for the lenders when they could easily offload risky credits to third parties. We suspect that the recent significant growth of bank credit may be related to difficulties in distributing credits to other entities or the capital markets. Could liquidity be waning in the securitization marketplaceo Well, only time will tell, but any nasty development within the financial sector will only hurt an already vulnerable dollar.

HIGH TECH DISASTER AT HAND

We are also in the early stages of what will prove to be a devastating high tech industry shakeout, the inevitable outcome after years of truly massive and unprecedented credit and speculative excess. Companies will struggle, and many will fail, in an environment fraught with extreme imbalances and distortions, the consequences of massive credit-induced (mal/over) investment. The technology sector is by nature rife with hyper-uncertainty and wild boom and bust cycles. This wild credit expansion increased instability by allowing the supply side to grow unfettered. Today, many companies have little hope for sustainable profits.

Throw in an unprecedented systemic credit bubble, with a trillion dollar flood of money and credit rushing to play, and an uncontrollable quagmire develops. We suspect that many companies have little means to accurately gauge future demand for their respective products. First, the extent to which order books have been distorted by the double ordering that emanated from previous shortages is unknown. There is furthermore the uncertainty that comes with customers losing financing. Indeed, the entire technology super-industry bubble has been at the epicenter of the Great American Credit Bubble, and global credit excess generally. As such, the critical issue today is certainly not productivity, but acute systemic financial fragility.

MANAGEMENT'S MOTIVATIONS SHOULD BE QUESTIONED

One of our reasons for believing that this upcoming decline in the economy will be so substantial relates to the actions taken by American consumers and business people. Let me highlight a couple of examples. In a long lasting boom, optimists come out ahead. In a credit-induced mania, the most reckless risk-takers make the most money. In the current environment, profitability and generating positive cash flow is unimportant as long as Wall Street stands ready to lend or provide equity capital. Unfortunately, motivations have become contorted with this massive boom. Instead of investors becoming only optimistic about the future, they also became reckless and naive. They desired growth at virtually any price, so Wall Street and company managements determined that they would have it. But to grow quickly can be problematic once profits become necessary. Investors assume that corporate management has a master plan to attain profitability within a short period of time. This assumption is often erroneous in our opinion and should be explained. If an Internet company or telecom company can grow sales quickly but fails to generate positive cash flow, that's fine, as long as its operations can be externally funded and its promoters remain happy. Wall Street remains happy with a client with strong top-line growth and negative cash flow as it simply means the client will keep coming back for more financings and pay greater fees. As long as Wall Street promotion keeps the stock going up, managements' stock options continue to vest and they make millions. Warren Buffett summed up this behavior recently when he said that this boom is not so much about wealth creation as it is about "wealth transfer."

NO ONE WANTS THE PARTY TO END

Investors should realize that virtually no one wants an asset bubble to end. There are too many beneficiaries of the bubble and there will be too many casualties when it does eventually end. Our policymakers certainly do not want the bubble to end. They don't want to be blamed for the fallout. Wall Street, of course, wants the bubble to go on indefinitely, as they make infinitely more money from a bull market. On the other hand, their institutions could be destroyed in a major bear market. Over the life of the boom, the financial infrastructure developed to profit from credit creation and asset inflation has grown to possess immense power. Additionally, industrial and financial corporations do not want the boom to end as it will both hurt their profits and make their most recent expansion plans appear reckless. Then there are individuals, enjoying their greatest prosperity from rising incomes, levitating stock prices and record-high real estate prices, who certainly do not want to see the party called to a close.

Seemingly, the easiest way to avoid the inevitable hangover is to put one's head under a pillow, attempt to go back to sleep, and hope it goes away. Another method of avoiding a hangover is to keep drinking to defer its onset. The problem with both remedies is the hangover is not rectified, but only deferred. This is exactly the problem we face with an asset and economic bubble of this proportion. There is no way to fix the problem now, other than going through the painful requisite market and economic adjustments, basically ceasing to live well beyond our means and over time, working off the imbalances. Excessive credit growth is the destructive alcohol merely deferring the hangover, as well as corroding the body's health at the same time. When you see the "fix" being applied is additional money and credit growth, you know that the system is not being cleansed, but that the eventual outcome will be all the worse.

THE DOLLAR REMAINS AT RISK

It has been widely believed that as economic growth rates from abroad picked up, the U.S. current account deficit would fall significantly as was the case during the latter part of the 1980s. But this thesis is not being borne out by reality. The recovery in economic growth outside the U.S. in Asia and Europe has not engendered any corresponding fall in the U.S. deficit. Indeed, we believe that any comparison with the conditions that prevailed during the 1980s merely serves to highlight how difficult deficit reduction will prove to be in the current global economic environment. Above all else, we do not share the view expressed by so many (notably Federal Reserve governors McTeer and Poole) that the current account deficit merely reflects the fundamentally superior returns available in the dynamic "new economy" of the U.S., the widespread belief in which has served to attract so much trend-following capital from abroad. Indeed, while the dollar's status as the world's major reserve currency has perhaps encouraged foreigners to tolerate the U.S. getting into debt more deeply than they would another country, we believe that in the long run, any indebted country caught in explosive debt trap dynamics--even the issuer of the world's reserve currency--will prove to be an untenable borrower. American profligacy might ultimately undermine the dollar's status as the major reserve currency as a consequence.

Indeed, in its reliance on ever growing foreign capital flows, the U.S. economy resembles the condition of many of the Asian nations when the latter erupted into economic crisis in 1997-98. Like the U.S. today, foreign lenders for a long time chose to ignore the deteriorating symptoms in Asia. Seduced by the promise of seemingly perpetually high growth rates in these "miracle" economies, lending accelerated even as the financial fragility in their respective economies mounted.

This is really where the U.S. stands today in relation to its own foreign creditors. The reverence for Asia's tiger economies has been replaced by a glorification of America's "new economy." We believe as the U.S. debt position becomes ever more untenable, more foreign investors will come to share our view. This is certainly a concern highlighted in the BIS report, which argued that the imbalance between rapid growth in the U.S. and slower growth elsewhere would have to be corrected, and that large movements in exchange rates (i.e., a weaker dollar) were likely to follow such a correction. The risk in our view, however, is that such a correction may degenerate into a fully-fledged run on the dollar. Should U.S. domestic demand be reined in further, as the BIS advocates, returns on domestic investment are likely to diminish, particularly if such tightening triggers a market collapse. Then there is a major risk that perceptions among foreign creditors will shift from the now prevailing sentiment of the U.S. as a great place to do business backed by the security of the world's reserve currency, to being viewed as the world's greatest profligate on the threshold of debt trap dynamics. A quantum change in portfolio preferences will likely ensue. Because holdings of "reserve currency" dollars are already so great, even a marginal shift in portfolio preferences could have a huge impact on the dollar's external value.

Please visit our website at www.prudentbear.com for more information about why
                            -------------------
we are convinced that a long bear market has begun. New additions are highlighted in the top, right part of the page. On our website, you will also find a version of this shareholder letter which explores the above issues in more detail. The expanded version also includes our thoughts on why we believe the Federal Reserve has lost the ability to keep the boom intact. If you do not have access to the internet, please call and we will send you the more detailed version.

Sincerely,

/s/David W. Tice

David W. Tice

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund and Prudent Safe Harbor Fund (constituting Prudent Bear Funds, Inc., hereafter referred to as the "Funds") at September 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 14, 2000

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                                                                                                  PRUDENT BEAR    PRUDENT SAFE
                                                                                                      FUND        HARBOR FUND
                                                                                                  ------------    -----------
ASSETS:
     Investments, at value (cost $137,980,151 and $1,732,551, respectively)                       $140,150,029     $1,676,125
     Cash                                                                                              292,255          2,950
     Deposit at brokers for short sales                                                              4,082,995             --
     Receivable from broker for proceeds on securities sold short                                   89,666,174             --
     Receivable for investments sold                                                                 6,156,035             --
     Receivable for futures contracts                                                                  862,750             --
     Capital shares sold                                                                             4,558,738         15,100
     Receivable from Adviser                                                                                --          3,697
     Dividend receivable                                                                                 1,045            861
     Interest receivable                                                                             2,329,330         32,825
     Organizational expenses, net of accumulated amortization                                            1,655             --
     Other assets                                                                                       21,982          5,794
                                                                                                  ------------     ----------
     Total Assets                                                                                  248,122,988      1,737,352
                                                                                                  ------------     ----------
LIABILITIES:
     Securities sold short, at value (Proceeds of $88,512,587 and $0, respectively)                 81,942,672             --
     Payable for securities purchased                                                                8,615,324        245,781
     Capital shares redeemed                                                                         2,856,997         20,038
     Payable to Adviser                                                                                145,817             --
     Dividends payable on short positions                                                               50,186             --
     Accrued expenses and other liabilities                                                            308,411         49,906
                                                                                                  ------------     ----------
     Total Liabilities                                                                              93,919,407        315,725
                                                                                                  ------------     ----------
NET ASSETS                                                                                        $154,203,581     $1,421,627
                                                                                                  ------------     ----------
                                                                                                  ------------     ----------
NET ASSETS CONSIST OF:
     Capital stock                                                                                $272,165,447     $1,485,045
     Accumulated undistributed net investment income                                                 5,777,351            254
     Accumulated undistributed net realized loss on investments sold,
       securities sold short, option contracts expired or closed, and foreign currencies          (134,252,825)        (6,562)
     Net unrealized appreciation (depreciation) on:
         Investments                                                                                 2,169,878        (56,426)
         Foreign currencies                                                                               (680)          (684)
         Short positions                                                                             6,569,915             --
         Futures contracts                                                                           1,774,495             --
                                                                                                  ------------     ----------
TOTAL NET ASSETS                                                                                  $154,203,581     $1,421,627
                                                                                                  ------------     ----------
                                                                                                  ------------     ----------
NO LOAD SHARES:
     Net Assets                                                                                   $153,335,957     $1,421,627
     Shares outstanding (250,000,000 shares of $.0001 par value authorized)                         39,022,767        154,688
     Net Asset Value, Redemption Price and Offering Price Per Share                                      $3.93          $9.19
                                                                                                  ------------     ----------
                                                                                                  ------------     ----------
CLASS C SHARES:
     Net Assets                                                                                   $    867,624
     Shares outstanding (250,000,000 shares of $.0001 par value authorized)                            223,717
     Net Asset Value, Redemption Price and Offering Price Per Share                                      $3.88
                                                                                                  ------------
                                                                                                  ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2000

                                                                                                  PRUDENT BEAR     PRUDENT SAFE
                                                                                                      FUND       HARBOR FUND*<F2>
                                                                                                  ------------   ----------------
INVESTMENT INCOME:
     Interest income                                                                              $ 10,532,400       $ 24,030
     Dividend income on long positions
       (net of foreign taxes withheld of $19,403 and $0, respectively)                                 623,339          2,967
                                                                                                  ------------       --------
     Total investment income                                                                        11,155,739         26,997
                                                                                                  ------------       --------
EXPENSES:
     Investment advisory fee                                                                         2,121,969          3,636
     Administration fee                                                                                118,971         30,166
     Shareholder servicing and accounting costs                                                        232,686         36,038
     Custody fees                                                                                      116,385          6,298
     Federal and state registration                                                                     48,208         10,300
     Professional fees                                                                                 121,418         35,066
     Distribution expense - No Load shares                                                             422,599          1,212
     Distribution expense - Class C shares                                                               7,179             --
     Reports to shareholders                                                                            32,190            346
     Directors' fees and expenses                                                                        5,972          2,232
     Amortization of organizational expenses                                                             6,032             --
     Other                                                                                              31,264            342
                                                                                                  ------------       --------
     Total operating expenses before expense reductions,
       expense reimbursements and dividends on short positions                                       3,264,873        125,636
     Expense reductions (see Note 5)                                                                  (169,377)            --
     Expense reimbursement from Adviser                                                                     --       (116,925)
     Dividends on short positions (net of foreign taxes withheld of $236 and $0, respectively)         479,588             --
                                                                                                  ------------       --------
     Total expenses                                                                                  3,575,084          8,711
                                                                                                  ------------       --------
NET INVESTMENT INCOME                                                                                7,580,655         18,286
                                                                                                  ------------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on:
         Long transactions                                                                          11,953,003         (6,798)
         Short transactions                                                                        (24,593,837)            --
         Option contracts expired or closed                                                        (11,728,637)            --
         Futures contracts closed                                                                  (10,260,593)            --
         Foreign currency translation                                                                   (9,151)           236
                                                                                                  ------------       --------
         Net realized loss                                                                         (34,639,215)        (6,562)
     Change in unrealized appreciation (depreciation) on:
         Investments                                                                                (1,025,552)       (56,426)
         Short positions                                                                            (4,128,327)            --
         Written options                                                                                    --             --
         Futures contracts                                                                           1,194,660             --
         Foreign currency                                                                                  318           (684)
                                                                                                  ------------       --------
         Net unrealized loss                                                                        (3,958,901)       (57,110)
                                                                                                  ------------       --------
     Net realized and unrealized loss on investments                                               (38,598,116)       (63,672)
                                                                                                  ------------       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $(31,017,461)      $(45,386)
                                                                                                  ------------       --------
                                                                                                  ------------       --------

*<F2> For period February 2, 2000 (commencement of operations) to September 30, 2000.

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 PRUDENT SAFE
                                                                          PRUDENT BEAR FUND                       HARBOR FUND
                                                             -------------------------------------------    -----------------------
                                                                                                            FEBRUARY 2, 2000(1)<F3>
                                                                 YEAR ENDED               YEAR ENDED                THROUGH
                                                             SEPTEMBER 30, 2000       SEPTEMBER 30, 1999       SEPTEMBER 30, 2000
                                                             ------------------       ------------------    -----------------------
OPERATIONS:
     Net investment income                                      $  7,580,655             $  5,851,223              $   18,286
     Net realized gain (loss) on:
          Long transactions                                       11,953,003               (7,029,855)                 (6,798)
          Short transactions                                     (24,593,837)             (44,954,560)                     --
          Option contracts expired or closed                     (11,728,637)             (26,291,443)                     --
          Futures contracts closed                               (10,260,593)                (954,844)                     --
          Foreign currency translation                                (9,151)                      --                     236
     Change in unrealized appreciation (depreciation) on:
          Investments                                             (1,025,552)               9,821,465                 (56,426)
          Short positions                                         (4,128,327)              (8,663,155)                     --
          Written options                                                 --                  (49,630)                     --
          Futures contracts                                        1,194,660                  579,835                      --
          Foreign currency                                               318                       --                    (684)
                                                                ------------             ------------              ----------
     Net decrease in net assets resulting from operations        (31,017,461)             (71,690,964)                (45,386)
                                                                ------------             ------------              ----------
DISTRIBUTIONS TO SHAREHOLDERS
     FROM NET INVESTMENT INCOME                                   (5,807,210)              (4,243,854)                (18,032)
                                                                ------------             ------------              ----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                   586,461,842              571,891,273               2,541,107
     Shares issued to holders in reinvestment of dividends         5,067,325                3,546,118                  16,582
     Cost of shares redeemed                                    (621,169,285)            (452,525,566)             (1,072,644)
                                                                ------------             ------------              ----------
     Net increase (decrease) in net assets resulting from
       capital share transactions                                (29,640,118)             122,911,825               1,485,045
                                                                ------------             ------------              ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (66,464,789)              46,977,007               1,421,627

NET ASSETS:
     Beginning of period                                         220,668,370              173,691,363                      --
                                                                ------------             ------------              ----------
     End of period (including undistributed net investment
       income of $5,777,351, $4,103,787 and $254, respectively) $154,203,581             $220,668,370              $1,421,627
                                                                ------------             ------------              ----------
                                                                ------------             ------------              ----------

(1)<F3>  Commencement of operations.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                          CLASS C
                               NO LOAD       CLASS C        NO LOAD        SHARES
                                SHARES        SHARES        SHARES        FEB. 8,                                    DEC. 28,
                                 YEAR          YEAR          YEAR       1999(1)<F4>       YEAR          YEAR       1995(1)<F4>
                                ENDED         ENDED          ENDED        THROUGH         ENDED         ENDED        THROUGH
                              SEPT. 30,     SEPT. 30,      SEPT. 30,     SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
                                 2000          2000          1999           1999          1998          1997           1996
                                 ----          ----          ----           ----          ----          ----           ----
Per Share Data:

   Net asset value,
     beginning of period        $4.51         $4.49          $7.34         $4.78          $7.29         $8.88        $10.00
                                -----         -----          -----         -----          -----         -----        ------

Income from investment operations:
   Net investment
     income(2)<F5>               0.18(3)<F6>   0.15(3)<F6>    0.19(3)<F6>   0.09(3)<F6>    0.29(3)<F6>   0.62(3)<F6>   0.09
   Net realized and unrealized
     (losses) on investments    (0.62)        (0.62)         (2.82)        (0.38)         (0.01)        (2.06)        (1.21)
                                -----         -----          -----         -----          -----         -----        ------
   Total from investment
     operations                 (0.44)        (0.47)         (2.63)        (0.29)          0.28         (1.44)        (1.12)
                                -----         -----          -----         -----          -----         -----        ------

Less distributions from net
  investment income             (0.14)        (0.14)         (0.20)           --          (0.23)        (0.15)           --
                                -----         -----          -----         -----          -----         -----        ------

Net asset value,
  end of period                 $3.93         $3.88          $4.51         $4.49          $7.34         $7.29        $ 8.88
                                -----         -----          -----         -----          -----         -----        ------
                                -----         -----          -----         -----          -----         -----        ------

Total return                    -9.55%       -10.33%        -36.17%        -6.07%(4)       3.66%       -16.44%       -11.20%(4)
                                                                                 <F7>                                       <F7>

Supplemental data and ratios:
   Net assets,
     end of period (000's)   $153,336          $868       $220,462          $207       $173,691       $26,500        $7,326

   Ratio of net operating
     expenses to average
     net assets(5)<F8>           1.83%(6)      2.58%(6)       1.97%         2.74%(7)       2.08%         2.59%         2.75%(7) (8)
                                                    <F9>                         <F10>                                  <F10> <F11>

   Ratio of dividends on
     short positions to
     average net assets          0.28%         0.28%          0.28%         0.32%(7)       0.28%         0.34%         0.34%(7)
                                                                                 <F10>                                      <F10>

   Ratio of net investment
     income to average
     net assets                  4.48%         3.73%          4.09%         3.25%(7)       4.34%         7.75%         4.07%(7) (8)
                                                                                 <F10>                                  <F10> <F11>

   Portfolio
     turnover rate(9)<F12>     417.53%       417.53%        536.56%       536.56%        480.25%       413.25%        91.31%

(1)<F4>    Commencement of operations.
(2)<F5> Net investment income before dividends on short positions for the No Load Shares for the periods ended September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was $0.19, $0.21, $0.30, $0.65 and $0.10, respectively, and for the periods ended September 30, 2000 and September 30, 1999 for the Class C Shares was $0.15 and $0.09, respectively.
(3)<F6> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F7>    Not annualized.
(5)<F8> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended September 30, 2000, September 30, 1999, September 30, 1998, September 30, 1997 and September 30, 1996 was 2.11%, 2.25%, 2.36%, 2.93% and 3.09%, respectively, and for the periods ended September 30, 2000 and September 30, 1999 for the Class C Shares was 2.86% and 3.06%, respectively.
(6)<F9> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares and the Class C Shares for the period ended September 30, 2000 was 1.93% and 2.68%, respectively.
(7)<F10>   Annualized.
(8)<F11> Without expense reimbursements of $104,260 for the period ended September 30, 1996, the ratio of net operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.
(9)<F12> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                       FEBRUARY 2, 2000(1)<F13>
                                                                THROUGH
                                                          SEPTEMBER 30, 2000
                                                          ------------------

Per Share Data:

   Net asset value, beginning of period                          $10.00
                                                                 ------

Income from investment operations:
   Net investment income                                           0.24(2)<F14>
   Net realized and unrealized (losses) on investments            (0.90)
                                                                 ------
   Total from investment operations                               (0.66)
                                                                 ------

Less distributions from net investment income                     (0.15)
                                                                 ------

Net asset value, end of period                                   $ 9.19
                                                                 ------
                                                                 ------

Total return                                                      -6.60%(3)<F15>

Supplemental data and ratios:
   Net assets, end of period                                 $1,421,627

   Ratio of net operating expenses
     to average net assets(5)<F17>                                 1.80%(4)<F16>

   Ratio of net investment income
     to average net assets(5)<F17>                                 3.77%(4)<F16>

   Portfolio turnover rate                                       180.29%

(1)<F13>   Commencement of operations.
(2)<F14> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F15>   Not annualized.
(4)<F16>   Annualized.
(5)<F17> Without expense reimbursements of $116,925 for the period ended September 30, 2000, the ratio of operating expenses to average net assets would have been 25.91% and the ratio of net investment loss to average net assets would have been (20.34)%.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

  SHARES                                                            VALUE
  ------                                                            -----
COMMON STOCKS -- 24.8%*<F18>

AEROSPACE -- 0.2%*<F18>
     10,000    Raytheon Company - Class B(5)<F25>                $    284,375
                                                                 ------------

BASIC MATERIALS -- 7.8%*<F18>
     45,000    Apex Silver Mines Limited**<F19> (5)<F25>              455,625
    500,000    Birch Mountain Resources
                 Ltd.**<F19> (3)<F23> (5)<F25>                        468,148
    884,874    Black Hawk Mining Inc.**<F19> (3)<F23>                  67,633
    247,740    Campbell Resources Inc.**<F19> (3)<F23>                139,354
  4,375,500    Canarc Resource Corporation**<F19> (3)<F23> (5)<F25>   814,263
    337,500    Canyon Resources Corporation**<F19>                    295,312
     30,000    Chesapeake Energy Corporation**<F19>                   215,625
    310,000    Donner Minerals Ltd.**<F19> (3)<F23>                    26,785
     73,700    Dundee Precious
                 Metals, Inc. - Class A**<F19> (3)<F23>               357,577
  7,578,800    Dynatec Corporation**<F19> (3)<F23> (5)<F25>         1,385,199
  6,415,060    ECU Silver Mining Inc.**<F19> (3)<F23>                 341,091
         50    Exploration Capital Partners, LP
                 (Acquired 10/14/98,
                 Cost $1,000,000)**<F19> (4)<F24> r<F20>            1,257,851
     56,800    Francisco Gold Corporation**<F19> (3)<F23>             226,505
     33,500    Golden Queen Mining Co. Ltd.**<F19>                      6,365
  1,362,500    Golden Star Resources Ltd.**<F19> (5)<F25>           1,107,031
     90,000    Harmony Gold Mining
                 Company Limited - ADR(3)<F23> (5)<F25>               461,250
  2,150,000    International Uranium
                 Corporation**<F19> (3)<F23> (5)<F25>                 471,554
    100,000    KeyWest Energy Corporation**<F19> (3)<F23>              81,749
    990,738    Maxam Gold Corporation**<F19> (6)<F26>                  40,620
     20,000    Meridian Gold Inc.**<F19>                              136,250
    350,000    Metalline Mining Co. Inc.
                 (Acquired 4/8/99,
                 Cost $350,000)**<F19> (2)<F22> (4)<F24> r<F20>       706,580
    100,000    Metalline Mining Co. Inc.
                 (Acquired 6/28/00,
                 Cost $325,000)**<F19> (2)<F22> (4)<F24> r<F20>       201,880
    405,818    Minefinders Corporation Ltd.**<F19>
                 (Acquired 9/27/00,
                 Cost $279,709)**<F19> (2)<F22> (4)<F24> r<F20>       279,158
    379,200    Miramar Mining Corporation**<F19> (3)<F23>             326,112
    261,399    Pan American
                 Silver Corporation**<F19> (3)<F23> (5)<F25>          931,234
    800,000    Rio Narcea Gold Mines
                 Ltd.**<F19> (3)<F23> (5)<F25>                        451,947
    100,000    Southwestern Gold
                 Corporation**<F19> (3)<F23>                          269,175
     80,480    TVX Gold Inc.**<F19> (3)<F23>                          130,780
    820,000    Xenolix Technologies, Inc.**<F19>                      205,000
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/07/00,
                 Cost $749,600)**<F19> (2)<F22> (4)<F24> r<F20>       212,500
                                                                 ------------
                                                                   12,070,153
                                                                 ------------

CHEMICALS -- 0.2%*<F18>
     69,250    Pioneer Companies, Inc. - Class A**<F19>               283,492
                                                                 ------------

CONSUMER-CYCLICALS -- 0.2%*<F18>
     10,000    Crown Cork & Seal Company, Inc.                        106,875
    845,000    LS Capital Corporation**<F19>                           11,416
    300,000    LS Capital Corporation
                 (Acquired 2/19/98,
                 Cost $87,000)**<F19> (2)<F22> (4)<F24> r<F20>          3,450
      5,000    Lowe's Companies, Inc.(1)<F21> (5)<F25>                224,375
                                                                 ------------
                                                                      346,116
                                                                 ------------

ENTERTAINMENT & LEISURE -- 1.3%*<F18>
      5,000    Amazon.com, Inc.**<F19> (1)<F21> (5)<F25>              192,188
    216,660    Restaurant Brands New
                 Zealand Limited(3)<F23>                              100,403
     45,000    Univision
                 Communications Inc.**<F19> (1)<F21> (5)<F25>       1,681,875
                                                                 ------------
                                                                    1,974,466
                                                                 ------------

FREIGHT -- 0.1%*<F18>
     10,000    TNT Post Group N.V. - ADR                              232,500
                                                                 ------------

HEALTH CARE -- 8.6%*<F18>
     63,002    Avigen, Inc.**<F19>                                  2,504,329
      8,925    Avigen, Inc.
                 (Acquired 11/11/99,
                 Cost $199,697)**<F19> (2)<F22> (4)<F24> r<F20>       337,030
     55,000    InSite Vision Incorporated**<F19>                      419,375
    143,712    InSite Vision Incorporated
                 (Acquired 4/28/00,
                 Cost $599,947)**<F19> (2)<F22> (4)<F24> r<F20>       923,795
    407,500    Neurobiological
                 Technologies, Inc.**<F19> (5)<F25>                 3,361,875
    287,999    NexMed, Inc.**<F19> (5)<F25>                         5,651,980
      1,500    QLT Inc.**<F19> (1)<F21> (5)<F25>                      106,312
                                                                 ------------
                                                                   13,304,696
                                                                 ------------

OIL -- 0.3%*<F18>
     30,000    BP Prudhoe Bay Royalty Trust                           416,250
                                                                 ------------

STEEL -- 0.1%*<F18>
    108,000    The LTV Corporation**<F19>                             141,750
                                                                 ------------

TECHNOLOGY -- 4.2%*<F18>
      2,000    Advanced Micro Devices,
                 Inc.**<F19>(1)<F21> (5)<F25>                          47,250
  1,025,000    Aura Systems, Inc.**<F19> (5)<F25>                     984,000
  2,600,000    Aura Systems, Inc.
                 (Acquired 12/08/99,
                 Cost $702,000)**<F19> (2)<F22> (4)<F24> r<F20>     2,371,200
      5,314    CMGI Inc.**<F19> (1)<F21> (5)<F25>                     148,460
      2,000    eBay Inc.**<F19> (1)<F21> (5)<F25>                     137,375
      8,500    Gateway, Inc.**<F19> (1)<F21> (5)<F25>                 397,375
      5,000    Intel Corporation(1)<F21> (5)<F25>                     207,812
      2,000    International Business
                 Machines Corporation(1)<F21> (5)<F25>                225,000
      3,000    Internet Capital Group,
                 Inc.**<F19> (1)<F21> (5)<F25>                         52,312
      3,500    Lucent Technologies Inc.(1)<F21> (5)<F25>              106,969
      4,000    Micron Technology, Inc.**<F19> (1)<F21> (5)<F25>       184,000
     13,000    MIPS Technologies,
                 Inc. - Class A**<F19> (1)<F19> (5)<F25>              598,000
      3,000    Rambus Inc.**<F19> (1)<F21> (5)<F25>                   236,813
      3,000    Red Hat, Inc.**<F19> (1)<F21> (5)<F25>                  51,188
      5,000    Sawtek Inc.**<F19> (1)<F21> (5)<F25>                   192,578
      8,000    TriQuint Semiconductor,
                 Inc.**<F19> (1)<F21> (5)<F25>                        291,500
      4,000    Ventro Corporation**<F19> (1)<F21> (5)<F25>             44,000
     15,000    VisuaLABS Inc.**<F19> (3)<F23>                         129,603
                                                                 ------------
                                                                    6,405,435
                                                                 ------------

TELECOMMUNICATIONS -- 0.1%*<F18>
      5,000    Net2Phone, Inc.**<F19> (1)<F21> (5)<F25>               112,500
      1,000    Nortel Networks Corporation(1)<F21> (5)<F25>            59,563
                                                                 ------------
                                                                      172,063
                                                                 ------------

TEXTILE -- 1.6%*<F18>
    423,000    Cone Mills Corporation**<F19> (5)<F25>               1,903,500
    350,000    DHB Capital Group Inc.**<F19> (5)<F25>                 612,500
                                                                 ------------
                                                                    2,516,000
                                                                 ------------

TRANSPORTATION -- 0.1%*<F18>
        250    Crowley Maritime Corp.**<F19>                          150,000
                                                                 ------------
               TOTAL COMMON STOCKS
                 (Cost $36,242,278)                                38,297,296
                                                                 ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               CALL OPTIONS
                 PURCHASED -- 0.2%*<F18>
               ASA Limited:
        700      Expiration January 2001
                 Exercise Price $17.50                                 83,125
        500      Expiration January 2001
                 Exercise Price $20.00                                 25,000
        100    BP Amoco Plc - ADR
                 Expiration October 2000,
                 Exercise Price $55.00                                  9,687
        100    Devon Energy Corporation
                 Expiration October 2000,
                 Exercise Price $55.00                                 60,500
        150    Intel Corporation
                 Expiration October 2000,
                 Exercise Price $52.50                                  4,219
        600    Newmont Mining Corporation
                 Expiration October 2000,
                 Exercise Price $20.00                                 13,125
               Placer Dome Inc.:
      1,000      Expiration November 2000,
                 Exercise Price $10.00                                 62,500
      1,000      Expiration December 2000,
                 Exercise Price $10.00                                 84,400
                                                                 ------------
               TOTAL CALL
                 OPTIONS PURCHASED
                 (Cost $474,199)                                      342,556
                                                                 ------------

               PUT OPTIONS
                 PURCHASED -- 5.4%*<F18>
        150    Alcatel - ADR
                 Expiration November 2000,
                 Exercise Price $65.00                                 94,687
         45    Allergan, Inc.
                 Expiration October 2000,
                 Exercise Price $65.00                                    561
        150    Alliance Capital Management
                 Holding L.P.
                 Expiration November 2000,
                 Exercise Price $50.00                                 33,750
        150    Ambac Financial Group, Inc.
                 Expiration November 2000,
                 Exercise Price $65.00                                 17,812
        100    American Express Company
                 Expiration November 2000,
                 Exercise Price $55.00                                 11,875
               American International Group, Inc.:
        100      Expiration November 2000,
                 Exercise Price $85.00                                  7,187
        170      Expiration November 2000,
                 Exercise Price $90.00                                 27,094
               AmeriCredit Corp.:
        100      Expiration November 2000,
                 Exercise Price $22.50                                  2,500
        100      Expiration February 2001,
                 Exercise Price $25.00                                 15,000
               The AMEX Biotechnology Index:
         50      Expiration October 2000,
                 Exercise Price $320.00                                 1,250
         75      Expiration October 2000,
                 Exercise Price $600.00                                31,875
         35      Expiration November 2000,
                 Exercise Price $630.00                                66,062
        300    Apple Computer, Inc.
                 Expiration October 2000,
                 Exercise Price $50.00                                727,500
               Applied Micro Circuits Corporation:
        150      Expiration November 2000,
                 Exercise Price $160.00                                88,125
         40      Expiration November 2000,
                 Exercise Price $195.00                                66,500
         50    Ariba, Inc.
                 Expiration November 2000,
                 Exercise Price $155.00                               121,875
        100    Atlas Air, Inc.
                 Expiration October 2000,
                 Exercise Price $35.00                                  1,875
               Bank of America Corporation:
        100      Expiration October 2000,
                 Exercise Price $50.00                                 10,000
        200      Expiration November 2000,
                 Exercise Price $50.00                                 36,875
        100      Expiration November 2000,
                 Exercise Price $55.00                                 42,500
        100    BEA Systems, Inc.
                 Expiration November 2000,
                 Exercise Price $70.00                                 48,125
        100    Best Buy Co., Inc.
                 Expiration October 2000,
                 Exercise Price $60.00                                 18,125
        100    The Boeing Company
                 Expiration November 2000,
                 Exercise Price $60.00                                 18,750
         75    Broadcom Corporation - Class A
                 Expiration November 2000,
                 Exercise Price $190.00                                37,500
         50    Brocade Communications Systems, Inc.
                 Expiration November 2000,
                 Exercise Price $240.00                               102,500
        150    Cabletron Systems, Inc.
                 Expiration October 2000,
                 Exercise Price $30.00                                 34,687
        100    Calpine Corporation
                 Expiration October 2000,
                 Exercise Price $80.00                                  3,125
               Capital One Financial Corporation:
         50      Expiration October 2000,
                 Exercise Price $60.00                                  1,562
         50      Expiration November 2000,
                 Exercise Price $60.00                                  5,625
         50      Expiration December 2000,
                 Exercise Price $60.00                                  9,375
        200    Celestica Inc.
                 Expiration November 2000,
                 Exercise Price $75.00                                185,000
        100    The Charles Schwab Corporation
                 Expiration October 2000,
                 Exercise Price $35.00                                 18,125
        100    The Chase Manhattan Corporation
                 Expiration November 2000,
                 Exercise Price $45.00                                 19,687
        200    CIENA Corporation
                 Expiration January 2001,
                 Exercise Price $72.50                                 46,250
               Citigroup Inc.:
        133      Expiration October 2000,
                 Exercise Price $56.25                                 39,900
        100      Expiration November 2000,
                 Exercise Price $55.00                                 30,000
        133      Expiration December 2000,
                 Exercise Price $52.50                                 32,419
        100    Conseco, Inc.
                 Expiration November 2000,
                 Exercise Price $10.00                                 26,250
        100    Dain Rauscher Corporation
                 Expiration November 2000,
                 Exercise Price $70.00                                  2,500
        300    Dell Computer Corporation
                 Expiration November 2000,
                 Exercise Price $35.00                                153,750
               The Dow Jones Industrial Average:
        300      Expiration November 2000,
                 Exercise Price $106.00                                63,750
        700      Expiration November 2000,
                 Exercise Price $110.00                               306,250
        450      Expiration November 2000,
                 Exercise Price $112.00                               255,937
        100      Expiration November 2000,
                 Exercise Price $120.00                               127,500
               EMC Corporation:
        200      Expiration November 2000,
                 Exercise Price $90.00                                 67,500
        150      Expiration January 2001,
                 Exercise Price $75.00                                 35,625
               Fannie Mae:
        100      Expiration October 2000,
                 Exercise Price $55.00                                    630
        200      Expiration November 2000,
                 Exercise Price $60.00                                 10,000
        100      Expiration December 2000,
                 Exercise Price $55.00                                  3,750
        100      Expiration December 2000,
                 Exercise Price $60.00                                  9,380
        100    Flextronics International Ltd.
                 Expiration November 2000,
                 Exercise Price $75.00                                 45,625
               Freddie Mac:
        100      Expiration November 2000,
                 Exercise Price $47.50                                 13,437
        100      Expiration January 2001,
                 Exercise Price $47.50                                  4,687
        150    General Electric Company
                 Expiration November 2000,
                 Exercise Price $55.00                                 23,906
        100    Golden West Financial Corporation
                 Expiration November 2000,
                 Exercise Price $45.00                                  6,250
        100    The Goldman Sachs Group, Inc.
                 Expiration November 2000,
                 Exercise Price $110.00                                55,000
        100    Harley-Davidson, Inc.
                 Expiration November 2000,
                 Exercise Price $40.00                                  5,000
        150    Hewlett-Packard Company
                 Expiration November 2000,
                 Exercise Price $95.00                                103,125
               Household International, Inc.:
        100      Expiration October 2000,
                 Exercise Price $45.00                                  1,875
        100      Expiration November 2000,
                 Exercise Price $50.00                                 10,625
         50    Human Genome Sciences, Inc.
                 Expiration November 2000,
                 Exercise Price $140.00                                37,187
         50    The Inter@ctive Week Internet Index
                 Expiration October 2000,
                 Exercise Price $460.00                                48,750
               International Business
                 Machines Corporation:
        300      Expiration November 2000,
                 Exercise Price $100.00                                79,680
        100      Expiration November 2000,
                 Exercise Price $110.00                                58,125
        100      Expiration November 2000,
                 Exercise Price $120.00                               112,500
               The Internet Architect
                 HOLDRs Trust:
        200      Expiration October 2000,
                 Exercise Price $95.00                                 85,000
        150      Expiration October 2000,
                 Exercise Price $100.00                               107,813
         85      Expiration November 2000,
                 Exercise Price $85.00                                 18,032
      1,050      Expiration November 2000,
                 Exercise Price $90.00                                420,000
        520      Expiration November 2000,
                 Exercise Price $95.00                                334,750
               The Internet HOLDRs Trust:
        200      Expiration November 2000,
                 Exercise Price $80.00                                 43,750
        200      Expiration November 2000,
                 Exercise Price $90.00                                103,750
        100      Expiration November 2000,
                 Exercise Price $100.00                                91,250
               The Internet Infrastructure
                 HOLDRs Trust:
        700      Expiration November 2000,
                 Exercise Price $45.00                                 78,750
        590      Expiration November 2000,
                 Exercise Price $50.00                                143,812
        150      Expiration November 2000,
                 Exercise Price $55.00                                 66,563
               J.P. Morgan & Co.:
         50      Expiration October 2000,
                 Exercise Price $140.00                                 2,656
        100      Expiration December 2000,
                 Exercise Price $110.00                                 3,438
        150    Juniper Networks, Inc.
                 Expiration November 2000,
                 Exercise Price $170.00                               101,250
        100    Knight Trading Group, Inc.
                 Expiration November 2000,
                 Exercise Price $30.00                                 13,750
        100    Kohl's Corporation
                 Expiration October 2000,
                 Exercise Price $52.50                                 10,625
        200    Lehman Brothers Holdings Inc.
                 Expiration October 2000,
                 Exercise Price $85.00                                  2,500
         50    Marsh & McLennan Companies, Inc.
                 Expiration November 2000,
                 Exercise Price $120.00                                10,313
               MBIA, Inc.:
        100      Expiration November 2000,
                 Exercise Price $50.00                                  1,875
        100      Expiration November 2000,
                 Exercise Price $55.00                                  3,750
        150      Expiration November 2000,
                 Exercise Price $65.00                                 21,563
        250    MBNA Corporation
                 Expiration December 2000,
                 Exercise Price $25.00                                  3,125
               Merrill Lynch & Co., Inc.:
        100      Expiration October 2000,
                 Exercise Price $65.00                                 25,000
        400      Expiration January 2001,
                 Exercise Price $40.00                                 21,250
               Metris Companies Inc.:
         50      Expiration October 2000,
                 Exercise Price $30.00                                  1,250
        100      Expiration January 2001,
                 Exercise Price $35.00                                 24,375
        150    Morgan Stanley Dean Witter & Co.
                 Expiration November 2000,
                 Exercise Price $90.00                                 75,938
        100    Motorola, Inc.
                 Expiration October 2000,
                 Exercise Price $31.625                                41,250
               Nasdaq - 100 Shares:
        250      Expiration October 2000,
                 Exercise Price $91.00                                118,750
        200      Expiration October 2000,
                 Exercise Price $93.00                                117,500
        250      Expiration November 2000,
                 Exercise Price $88.00                                129,688
               Network Appliance, Inc.:
        100      Expiration November 2000,
                 Exercise Price $110.00                                70,000
         50      Expiration November 2000,
                 Exercise Price $125.00                                66,250
        100      Expiration December 2000,
                 Exercise Price $110.00                                96,250
        100    NEXTLINK Communications,
                 Inc. - Class A
                 Expiration October 2000,
                 Exercise Price $20.00                                  1,250
        100    99 Cents Only Stores
                 Expiration December 2000,
                 Exercise Price $45.00                                 13,750
        200    Nokia Oyj - ADR
                 Expiration October 2000,
                 Exercise Price $40.00                                 48,125
        100    Nortel Networks Corporation
                 Expiration October 2000,
                 Exercise Price $65.00                                 73,125
        200    Palm, Inc.
                 Expiration November 2000,
                 Exercise Price $50.00                                 73,750
               The Philadelphia Wireless Telecom Index:
        200      Expiration November 2000,
                 Exercise Price $175.00                               135,000
        250      Expiration November 2000,
                 Exercise Price $180.00                               196,875
        250      Expiration November 2000,
                 Exercise Price $190.00                               293,750
        100      Expiration December 2000,
                 Exercise Price $180.00                                97,500
         50    Providian Financial Corporation
                 Expiration November 2000,
                 Exercise Price $110.00                                11,563
        250    Qwest Communications
                 International Inc.
                 Expiration October 2000,
                 Exercise Price $42.50                                 11,719
        300    Raymond James Financial, Inc.
                 Expiration November 2000,
                 Exercise Price $25.00                                  9,375
               Russell 2000 Index:
         50      Expiration October 2000,
                 Exercise Price $510.00                                48,125
        100      Expiration November 2000,
                 Exercise Price $500.00                               130,000
        300    S&P 100 Index
                 Expiration October 2000,
                 Exercise Price $720.00                               114,375
         50    S&P Retail Index
                 Expiration October 2000,
                 Exercise Price $790.00                                61,250
         50    Semiconductor HOLDRs Trust
                 Expiration November 2000,
                 Exercise Price $85.00                                 75,500
               Siebel Systems, Inc.:
         50      Expiration November 2000,
                 Exercise Price $67.50                                  2,813
         50      Expiration January 2001,
                 Exercise Price $95.00                                 43,750
         70    Silicon Valley Bancshares
                 Expiration November 2000,
                 Exercise Price $50.00                                 15,313
               Stilwell Financial, Inc.:
         50      Expiration October 2000,
                 Exercise Price $45.00                                 13,750
        100      Expiration November 2000,
                 Exercise Price $45.00                                 35,630
        100      Expiration December 2000,
                 Exercise Price $45.00                                 43,125
        100    STMicroelectronics N.V. - NYS
                 Expiration January 2001,
                 Exercise Price $55.00                                106,250
        150    Sun Microsystems, Inc.
                 Expiration November 2000,
                 Exercise Price $115.00                               113,438
         50    SunTrust Banks, Inc.
                 Expiration January 2001,
                 Exercise Price $45.00                                  6,563
        100    T. Rowe Price Associates, Inc.
                 Expiration November 2000,
                 Exercise Price $45.00                                 16,250
        100    TIBCO Software Inc.
                 Expiration November 2000,
                 Exercise Price $75.00                                 48,750
               Tiffany & Co.:
        100      Expiration November 2000,
                 Exercise Price $35.00                                 15,000
        100      Expiration November 2000,
                 Exercise Price $37.50                                 25,000
        100    Tucker Anthony Sutro Corporation
                 Expiration December 2000,
                 Exercise Price $22.50                                 11,875
        200    UAL Corporation
                 Expiration January 2001,
                 Exercise Price $40.00                                 57,500
               Waddell & Reed Financial,
                 Inc. - Class A:
        100      Expiration November 2000,
                 Exercise Price $35.00                                 53,750
         25      Expiration December 2000,
                 Exercise Price $30.00                                  6,563
        200    The Walt Disney Company
                 Expiration October 2000,
                 Exercise Price $40.00                                 45,000
               Wells Fargo & Company:
        100      Expiration October 2000,
                 Exercise Price $45.00                                  8,750
        100      Expiration November 2000,
                 Exercise Price $45.00                                 15,000
                                                                 ------------
               TOTAL PUT
                 OPTIONS PURCHASED
                 (Cost $8,145,659)                                  8,259,170
                                                                 ------------

  SHARES
  ------
PREFERRED STOCK -- 1.4%*<F18>
     57,000    Freeport-McMoRan
                 Copper & Gold, Inc.**<F19>                           765,937
     28,200    Freeport-McMoRan Copper
                 & Gold, Inc. - Series Gold**<F19>                    498,787
    109,900    Freeport-McMoRan Copper &
                 Gold, Inc. - Series Silver**<F19>                    954,756
                                                                 ------------
               TOTAL PREFERRED
                 STOCK (Cost $3,002,487)                            2,219,480
                                                                 ------------

WARRANTS -- 0.5%*<F18>
     12,500    Apex Silver Mines Limited
                 Expiration November 2002,
                 Exercise Price $18.00
                 (Acquired 11/03/99, Cost $12)(4)<F24> r<F20>              13
      1,785    Avigen, Inc.
                 Expiration November 2004,
                 Exercise Price $27.96
                 (Acquired 11/11/99, Cost $223)(4)<F24> r<F20>         19,993
  1,887,780    ECU Silver Mining Inc.
                 Expiration May 2001,
                 Exercise Price $0.25 CN
                 (Acquired 11/22/99, Cost $1,888)(4)<F24> r<F20>        1,255
     50,299    InSite Vision Incorporated
                 Expiration April 2004,
                 Exercise Price $5.6363
                 (Acquired 4/28/00, Cost $50)(4)<F24> r<F20>           82,355
    202,909    Minefinders Corporation Ltd.
                 Expiration September 2002,
                 Exercise Price $1.35 CN
                 (Acquired 9/27/00, Cost $20,291)(4)<F24> r<F20>       20,291
      3,285    NEXLAND, Inc.
                 Expiration August 2001,
                 Exercise Price $2.50(4)<F24>                               0
     87,500    Neurobiological Technologies, Inc.
                 Expiration November 2004,
                 Exercise Price $1.75
                 (Acquired 11/05/99, Cost $88)(4)<F24> r<F20>         568,750
    400,000    Xenolix Technologies, Inc.
                 Expiration March 2001,
                 Exercise Price $2.00
                 (Acquired 3/07/00, Cost $400)(4)<F24> r<F20>             400
                                                                 ------------
               TOTAL WARRANTS
                 (Cost $22,952)                                       693,057
                                                                 ------------

 PRINCIPAL
  AMOUNT
  ------
CONVERTIBLE DEBENTURES -- 0.2%*<F18>
    300,000    Golden Phoenix Minerals, Inc.
                 12.00%, 01/15/2005
                 (Acquired 1/14/00,
                 Cost $300,000)(4)<F24> r<F20>                        300,000
                                                                 ------------

               U.S. TREASURY
                 OBLIGATIONS -- 55.3%*<F18>
               U.S. Treasury Notes:
 45,554,000    6.50%, 3/31/2002(5)<F25>                            45,781,770
 10,200,000    6.375%, 4/30/2002(5)<F25>                           10,241,443
 10,675,000    6.625%, 5/31/2002(5)<F25>                           10,765,076
  9,400,000    6.375%, 6/30/2002(5)<F25>                            9,447,000
  1,000,000    6.25%, 7/31/2002(5)<F25>                             1,003,438
  8,091,000    6.125%, 8/31/2002(5)<F25>                            8,103,646
                                                                 ------------
               TOTAL U.S. TREASURIES
                 (Cost $85,054,600)                                85,342,373
                                                                 ------------

               FOREIGN TREASURY
                 OBLIGATIONS -- 0.4%*<F18>

               FRANCE -- 0.1%*<F18>
               French Treasury Notes:
     60,000    3.00%, 07/12/2001                                       52,127
     71,000    5.50%, 10/12/2001                                       62,904
     72,000    4.00%, 01/12/2002                                       62,640
                                                                 ------------
                                                                      177,671
                                                                 ------------

               GERMANY -- 0.1%*<F18>
               Bundesschatzanweisungen:
     71,000    3.50%, 09/14/2001                                       61,785
     72,000    4.00%, 12/14/2001                                       62,766
     25,000    5.00%, 09/13/2002                                       22,050
                                                                 ------------
                                                                      146,601
                                                                 ------------

               SWITZERLAND -- 0.2%*<F18>
               Swiss Government Bonds:
     40,000    7.00%, 07/09/2001                                       23,721
    120,000    5.50%, 10/07/2001                                       70,716
    125,000    6.50%, 02/05/2002                                       75,006
    120,000    4.50%, 07/08/2002                                       70,463
                                                                 ------------
                                                                      239,906
                                                                 ------------
               TOTAL FOREIGN
                 TREASURY OBLIGATIONS
                 (Cost $605,692)                                      564,178
                                                                 ------------

               SHORT-TERM
                 INVESTMENTS -- 2.7%*<F18>

               U.S. TREASURIES -- 2.4%*<F18>
               U.S. Treasury Bills:
 $  200,000    5.98%, 11/02/2000(5)<F25>                              198,937
  1,000,000    5.92%, 12/14/2000(5)<F25>                              987,833
  1,000,000    5.96%, 12/21/2000(5)<F25>                              986,600
  1,600,000    5.98%, 12/28/2000(5)<F25>                            1,576,606
                                                                 ------------
                                                                    3,749,976
                                                                 ------------

  SHARES
  ------
               MUTUAL FUNDS -- 0.3%*<F18>
    381,943    Star Treasury Fund(5)<F25>                             381,943
                                                                 ------------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $4,132,284)                                  4,131,919
                                                                 ------------
               TOTAL INVESTMENTS
                 (Cost $137,980,151)
                 (see note 1)                                    $140,150,029
                                                                 ------------
                                                                 ------------

NOTES TO SCHEDULE OF INVESTMENTS
      CN  - Canadian Dollars
     ADR  - American Depository Receipt
     NYS  - New York Shares
  *<F18>  Calculated as a percentage of net assets.
 **<F19>  Non-income producing security.
  r<F20>  Restricted security.
(1)<F21> Shares are held to cover all or a portion of a corresponding short position.
(2)<F22>  Private placement issue (trades at a discount to market value).
(3)<F23>  Foreign security.
(4)<F24>  Fair valued security.
(5)<F25> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F26> Holding entitles Fund to 525,738 voting rights for Maxam Gold Corporation Preferred and 52,574 voting rights for MCM Custom Milling Corporation.

   See notes to Schedule of Investments on page 20 and notes to the financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2000

SHARES                                                               VALUE
------                                                               -----
 17,500     Accelerated Networks, Inc.                            $   295,312
 32,000     Adaptive Broadband Corporation                            624,000
 14,000     ADC Telecommunications, Inc.                              376,469
 30,000     Advanced Energy Industries, Inc.                          990,000
 11,000     Advanced Micro Devices, Inc.                              259,875
 19,000     Advanced Radio Telecom Corp.                              161,500
  5,500     Aether Systems, Inc.                                      580,250
  2,000     Affymetrix, Inc.                                           99,750
  6,000     Akamai Technologies, Inc.                                 315,094
  6,000     Alcatel - ADR                                             377,250
 25,000     Allegiance Telecom, Inc.                                  931,250
 15,000     Alliance Semiconductor Corporation                        298,125
 11,000     Amazon.com, Inc.                                          422,812
  4,000     AmeriCredit Corp.                                         115,250
  2,000     ANADIGICS, Inc.                                            44,250
 15,000     Andrew Corporation                                        392,812
 20,000     Apple Computer, Inc.                                      515,000
 12,500     Applebee's International, Inc.                            287,500
  7,000     Applied Materials, Inc.                                   415,187
  3,000     Art Technology Group, Inc.                                284,250
 10,000     ATS Medical, Inc.                                         150,625
 12,000     AT&T Wireless Group                                       250,500
  2,500     Avici Systems Inc.                                        237,812
 53,002     Avigen, Inc.                                            2,106,829
  2,000     B2B Internet HOLDRs Trust                                  94,375
 10,000     Barnes & Noble, Inc.                                      196,875
  7,000     Best Buy Co., Inc.                                        445,375
 10,000     BriteSmile, Inc.                                           83,750
    500     Broadcom Corporation - Class A                            121,875
  1,000     Brocade Communications Systems, Inc.                      236,000
  2,000     Brooks Automation, Inc.                                    66,250
 10,000     Buca, Inc.                                                106,250
 15,000     California Amplifier, Inc.                                345,000
  3,000     Capital One Financial Corporation                         210,187
  3,000     The Charles Schwab Corporation                            106,500
 10,000     The Chase Manhattan Corporation                           461,875
  2,000     CheckFree Corp.                                            83,781
 10,000     The Cheesecake Factory Incorporated                       432,500
  6,000     Cisco Systems, Inc.                                       331,500
 15,000     Citrix Systems, Inc.                                      300,937
  6,000     Clear Channel Communications, Inc.                        339,000
  5,000     The Clorox Company                                        197,812
  7,314     CMGI Inc.                                                 204,335
  5,000     The Coca-Cola Company                                     275,625
  3,000     Conexant Systems, Inc.                                    125,625
 11,000     Copper Mountain Networks, Inc.                            412,500
 12,000     Covad Communications Group, Inc.                          160,500
 19,000     Credence Systems Corporation                              570,000
 18,000     Credit Acceptance Corporation                             113,625
 10,000     Cutter & Buck Inc.                                        124,375
 18,000     Dell Computer Corporation                                 554,625
 20,000     Dendrite International, Inc.                              536,250
 65,000     DIAMONDS Trust, Series I                                6,930,625
 10,000     Digital River, Inc.                                        64,375
 12,000     Ditech Communications Corporation                         492,000
 13,000     DMC Stratex Networks, Inc.                                208,812
  2,000     eBay Inc.                                                 137,375
 11,000     EchoStar Communications
              Corporation - Class A                                   580,250
 15,000     e.Digital Corporation                                      64,219
 10,000     Efficient Networks, Inc.                                  373,125
  3,000     E.piphany, Inc.                                           231,187
  5,000     E*TRADE Group, Inc.                                        82,187
  7,000     Extensity, Inc.                                           147,000
  5,000     F5 Networks, Inc.                                         170,000
  7,000     The Gap, Inc.                                             140,875
 14,000     Gateway, Inc.                                             654,500
 10,000     General Electric Company                                  576,875
  8,000     General Mills, Inc.                                       284,000
 19,000     The Gillette Company                                      586,625
  5,000     Globalstar Telecommunications Limited                      43,125
  4,500     GlobeSpan, Inc.                                           549,000
  9,500     Hewlett-Packard Company                                   921,500
 12,000     The Home Depot, Inc.                                      636,750
  5,000     Household International, Inc.                             283,125
  3,000     Integrated Silicon Solution, Inc.                          42,562
  6,500     Intel Corporation                                         270,156
 10,000     International Business
              Machines Corporation                                  1,125,000
  9,000     International FiberCom, Inc.                              131,625
  4,000     Internet Capital Group, Inc.                               69,750
 13,000     The Interpublic Group of Companies, Inc.                  442,812
  4,000     JDS Uniphase Corporation                                  378,750
 18,920     Jupiter Media Metrix, Inc.                                301,537
 17,000     Kohl's Corporation                                        980,688
  8,000     Level 3 Communications, Inc.                              617,000
  9,000     Lowe's Companies, Inc.                                    403,875
 39,500     Lucent Technologies Inc.                                1,207,219
 13,000     M-Systems Flash Disk Pioneers Ltd.                        496,438
 35,000     MAX Internet Communications, Inc.                          21,875
  9,000     Maxim Pharmaceuticals, Inc.                               546,750
 15,000     McLeodUSA Incorporated - Class A                          214,688
  3,000     Metris Companies Inc.                                     118,500
  3,500     Metromedia Fiber
              Network, Inc. - Class A                                  85,094
 21,000     Microchip Technology Incorporated                         694,313
 24,000     Micron Technology, Inc.                                 1,104,000
 13,000     MIPS Technologies, Inc. - Class A                         598,000
 15,000     Motient Corporation                                       211,875
 10,000     Motorola, Inc.                                            282,500
 65,000     Nasdaq - 100 Shares                                     5,764,688
 23,000     Navistar International Corporation                        688,563
  5,000     Net2Phone, Inc.                                           112,500
 14,000     Netro Corporation                                         829,500
272,100     Neurobiological Technologies, Inc.                      2,244,825
  2,000     Next Level Communications, Inc.                           132,250
 33,000     NEXTLINK Communications,
              Inc. - Class A                                        1,161,188
 22,000     Nokia Oyj - ADR                                           875,875
  5,000     Nortel Networks Corporation                               297,813
 15,000     Osicom Technologies, Inc.                                 371,250
  5,000     Outback Steakhouse, Inc.                                  135,625
  5,000     Papa John's International, Inc.                           125,312
  7,000     Paradyne Networks, Inc.                                    37,844
 11,500     Pharmacyclics, Inc.                                       570,688
  8,000     PSINet Inc.                                                77,000
  6,000     QLT Inc.                                                  425,250
 14,000     RadioShack Corporation                                    904,750
  3,000     Rambus Inc.                                               236,813
  3,000     RealNetworks, Inc.                                        119,250
  3,000     Red Hat, Inc.                                              51,188
 10,000     Regions Financial Corporation                             226,875
 37,000     RF Micro Devices, Inc.                                  1,184,000
  7,000     SAP AG - ADR                                              430,500
 37,000     Sawtek Inc.                                             1,425,078
 10,000     Scient Corporation                                        209,375
  2,000     Silicon Valley Bancshares                                 116,469
 65,000     S&P 500 Depositary Receipt                              9,335,625
 10,000     Starbucks Corporation                                     400,625
  5,000     STMicroelectronics N.V. - NYS                             238,125
  5,000     Sycamore Networks, Inc.                                   540,000
 16,000     Tanox, Inc.                                               542,000
 11,000     Target Corporation                                        281,875
  5,000     Telaxis Communications Corporation                         30,469
 14,000     Telecom HOLDRs Trust                                      927,500
 60,000     Telefonaktiebolaget LM Ericsson AB                        888,750
 10,000     Teligent, Inc. - Class A                                  130,000
  1,000     Tellabs, Inc.                                              47,750
  6,000     Terayon Communication Systems, Inc.                       203,625
  9,000     Terex Corporation                                         117,563
 18,000     Texas Instruments Incorporated                            849,375
  5,000     Tower Semiconductor Ltd.                                  110,000
 10,000     Trintech Group PLC - ADR                                  201,250
  8,000     TriQuint Semiconductor, Inc.                              291,500
 10,000     Triton Network Systems, Inc.                              131,250
 12,500     United Therapeutics Corporation                         1,092,188
 51,000     Univision Communications Inc.                           1,906,125
  4,000     Ventro Corporation                                         44,000
  8,000     Vignette Corporation                                      239,000
  8,000     Vishay Intertechnology, Inc.                              246,000
  4,000     Vitesse Semiconductor Corporation                         355,750
  5,000     Vyyo Inc.                                                 150,000
 11,000     Wal-Mart Stores, Inc.                                     529,375
  5,000     The Walt Disney Company                                   191,250
    156     WebMD Corporation                                           2,379
  3,000     Whole Foods Market, Inc.                                  161,063
 10,000     Wild Oats Markets, Inc.                                   117,500
  3,000     Williams-Sonoma, Inc.                                     104,250
 30,000     Winstar Communications, Inc.                              465,000
    500     Yahoo! Inc.                                                45,500
                                                                  -----------
            TOTAL SECURITIES
              SOLD SHORT
              (Proceeds $88,512,587)                              $81,942,672
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

 SHARES                                                               VALUE
 ------                                                               -----
             COMMON STOCKS -- 10.5%

             AUSTRALIA -- 2.7%
  72,311     Normandy Mining Limited                               $   39,048
                                                                   ----------

             SOUTH AFRICA -- 7.8%
   3,000     AngloGold Limited - ADR                                   55,125
  10,900     Harmony Gold Mining
               Company Limited - ADR                                   55,863
                                                                   ----------
                                                                      110,988
                                                                   ----------
             TOTAL COMMON STOCK
               (Cost $169,377)                                        150,036
                                                                   ----------

PRINCIPAL
 AMOUNT
 ------
             U.S. TREASURY
               OBLIGATIONS -- 49.6%
             U.S. Treasury Notes:
  13,000     6.375%, 01/31/2002                                        13,029
 180,000     6.50%, 03/31/2002                                        180,900
  38,000     6.375%, 04/30/2002                                        38,154
  13,000     6.625%, 05/31/2002                                        13,110
   8,000     6.375%, 06/30/2002                                         8,040
 125,000     6.25%, 07/31/2002                                        125,430
 326,000     6.125%, 08/31/2002                                       326,510
                                                                   ----------
             TOTAL U.S. TREASURIES
               (Cost $705,254)                                        705,173
                                                                   ----------

             FOREIGN TREASURY
               OBLIGATIONS -- 43.7%

             DENMARK -- 2.6%
 300,000     Kingdom of Denmark Bond
               8.00%, 11/15/2001                                       36,281
                                                                   ----------

             FRANCE -- 8.5%
             French Treasury Notes:
  40,000     3.00%, 07/12/2001                                         34,752
  50,000     5.50%, 10/12/2001                                         44,299
  48,000     4.00%, 01/12/2002                                         41,760
                                                                   ----------
                                                                      120,811
                                                                   ----------

             GERMANY -- 12.0%
             Bundesschatzanweisungen:
  21,000     3.00%, 06/15/2001                                         18,283
  50,000     3.50%, 09/14/2001                                         43,511
  49,000     4.00%, 12/14/2001                                         42,716
  75,000     5.00%, 09/13/2002                                         66,150
                                                                   ----------
                                                                      170,660
                                                                   ----------

             NORWAY -- 4.0%
 500,000     Norwegian Government Bond
               9.50%, 10/31/2002                                       57,455
                                                                   ----------

             SWITZERLAND -- 16.6%
             Swiss Government Bonds:
  60,000     7.00%, 07/09/2001                                         35,581
  80,000     5.50%, 10/07/2001                                         47,144
  75,000     6.50%, 02/05/2002                                         45,003
  80,000     4.50%, 07/08/2002                                         46,975
 100,000     6.25%, 01/07/2003                                         61,043
                                                                   ----------
                                                                      235,746
                                                                   ----------
             TOTAL FOREIGN
               TREASURY OBLIGATIONS
               (Cost $657,917)                                        620,953
                                                                   ----------

             SHORT-TERM
               INVESTMENTS -- 14.1%
             U.S. TREASURIES -- 13.2%
             U.S. Treasury Bills:
  29,000     5.77%, 10/19/2000                                         28,916
  24,000     5.90%, 11/09/2000                                         23,847
  26,000     5.92%, 11/16/2000                                         25,803
  30,000     5.93%, 12/07/2000                                         29,669
  24,000     5.96%, 12/21/2000                                         23,678
  56,000     5.98%, 12/28/2000                                         55,181
                                                                   ----------
                                                                      187,094
                                                                   ----------

 SHARES
 ------
             MUTUAL FUNDS -- 0.9%
  12,869     Star Treasury Fund                                        12,869
                                                                   ----------
             TOTAL SHORT-TERM
               INVESTMENTS
               (Cost $200,003)                                        199,963
                                                                   ----------
             TOTAL INVESTMENTS
               (Cost $1,732,551) -- 117.9%                          1,676,125
             Liabilities, less
               Other Assets -- (17.9)%                               (254,498)
                                                                   ----------
             Total Net Assets -- 100.0%                            $1,421,627
                                                                   ----------
                                                                   ----------

ADR - American Depository Receipt

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of two series: thePrudent Bear Fund and the Prudent Safe Harbor Fund (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The costs incurred by the Prudent Bear Fund in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Prudent Bear Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Prudent Bear Fund's commencement of operations.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 2000, such securities represent 4.7% of net assets, at value, in the Prudent Bear Fund. The Prudent Safe Harbor Fund, at September 30, 2000, had no fair valued security investments. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intend to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put options contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $3,753,228 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Safe Harbor Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At September 30, 2000, the Fund had restricted securities with an aggregate market value of $7,286,501 representing 4.7% of the net assets of the Fund.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

                                                      Year Ended
No Load Shares:                                   September 30, 2000
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $583,903,706         143,156,662
     Shares issued to holders in
       reinvestment of dividends              5,048,652           1,332,094
     Shares redeemed                       (619,322,314)       (154,375,320)
                                           ------------         -----------
     Net decrease                          $(30,369,956)         (9,886,564)
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                    48,909,331
                                                                -----------
          End of period                                          39,022,767
                                                                -----------
                                                                -----------

                                                      Year Ended
Class C Shares:                                   September 30, 2000
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $  2,558,136             654,058
     Shares issued to holders in
       reinvestment of dividends                 18,673               4,953
     Shares redeemed                         (1,846,971)           (481,395)
                                           ------------         -----------
     Net increase                          $    729,838             177,616
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                        46,101
                                                                -----------
          End of period                                             223,717
                                                                -----------
                                                                -----------

                                                      Year Ended
No Load Shares:                                   September 30, 1999
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $571,689,896         109,523,844
     Shares issued to holders in
       reinvestment of dividends              3,546,118             703,596
     Shares redeemed                       (452,521,309)        (84,981,005)
                                           ------------         -----------
     Net increase                          $122,714,705          25,246,435
                                           ------------
                                           ------------
     Shares Outstanding:
          Beginning of period                                    23,662,896
                                                                -----------
          End of period                                          48,909,331
                                                                -----------
                                                                -----------

                                                February 8, 1999*<F27>
Class C Shares:                               through September 30, 1999
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $    201,377              47,147
     Shares issued to holders in
       reinvestment of dividends                     --                  --
     Shares redeemed                             (4,257)             (1,046)
                                           ------------         -----------
     Net increase                          $    197,120              46,101
                                           ------------         -----------
                                           ------------         -----------

Prudent Safe Harbor Fund
                                                February 2, 2000*<F27>
                                              through September 30, 2000
                                           --------------------------------
                                                $                  Shares
                                           ------------         -----------
     Shares sold                           $  2,541,107             264,954
     Shares issued to holders in
       reinvestment of dividends                 16,582               1,765
     Shares redeemed                         (1,072,644)           (112,031)
                                           ------------         -----------
     Net increase                          $  1,485,045             154,688
                                           ------------         -----------
                                           ------------         -----------
*<F27>  commencement of operations

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ending September 30, 2000, were as follows:

                          Prudent Bear Fund     Prudent Safe Harbor Fund
                          -----------------     ------------------------
     Purchases               $398,741,260              $2,726,555
     Sales                   $448,315,791              $1,185,415

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ending September 30, 2000, as follows:

                          Prudent Bear Fund     Prudent Safe Harbor Fund
                          -----------------     ------------------------
     Purchases               $320,078,275              $1,887,820
     Sales                   $356,178,865              $1,175,920

     At September 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Prudent Bear Fund
     Appreciation                                              $ 11,642,049
     (Depreciation)                                             (15,052,587)
                                                               ------------
     Net depreciation on investments                           $ (3,410,538)
                                                               ------------
                                                               ------------

     Prudent Safe Harbor Fund
     Appreciation                                              $        663
     (Depreciation)                                                 (58,450)
                                                               ------------
     Net depreciation on investments                           $    (57,787)
                                                               ------------
                                                               ------------

     At September 30, 2000, the cost of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $143,560,567 and $1,733,912, respectively.

     At September 30, 2000, the Prudent Bear Fund had accumulated net realized capital loss carryovers of $85,540,423, with $1,076,667 expiring in 2006 and $84,463,756 expiring in 2008. To the extent the Prudent Bear Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Prudent Bear Fund realized, on a tax basis, post-October capital and currency losses through September 30, 2000 of $38,645,433, and $9,151, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds. For the periods February 2, 2000 through May 3, 2000, and May 4, 2000 through September 30, 2000, the Adviser agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, short dividends and extraordinary expenses) to the extent necessary to ensure that the Prudent Safe Harbor Fund's total operating expenses did not exceed 3.00% and 1.50%, respectively, of the average net assets. During the period ended September 30, 2000, the Adviser reimbursed the Prudent Safe Harbor Fund $116,925.

     Firstar Mutual Fund Services, LLC ("Firstar") serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS

     The Adviser had directed certain of the Prudent Bear Fund portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain Firstar service provider fees. Shareholders benefit under this arrangement as the net expenses of the Prudent Bear Fund do not include such service provider fees. For the period ended September 30, 2000, the Prudent Bear Fund's expenses were reduced $169,377 by utilizing directed brokerage credits resulting in an expense ratio of 1.83% and 2.58% being charged to No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the Firstar fees in the Statement of Operations.

6.   FUTURES CONTRACTS

     At September 30, 2000, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $1,774,495 is included in the net unrealized appreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

    Number of        Underlying           Market Value of          Unrealized
    Contracts        Instrument        Underlying Instrument      Appreciation
    ---------        ----------        ---------------------      ------------
       (41)       NASDAQ 100 Index
                  December 2000             $14,846,100            $  955,720
       (54)       S&P 500 Index
                  December 2000              19,624,950               818,775
                                                                   ----------
                                                                   $1,774,495
                                                                   ----------
                                                                   ----------

7.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended September 30, 2000, were as follows:

                                         Premium Amount   Number of Contracts
                                         --------------   -------------------
     Options outstanding at
       September 30, 1999                  $      --                --
     Options written                         772,588               875
     Options closed                         (513,569)             (525)
     Options exercised                       (79,745)             (100)
     Options expired                        (179,274)             (250)
                                           ---------              ----
     Options outstanding at
       September 30, 2000                  $      --                --
                                           ---------              ----
                                           ---------              ----

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $422,599 for the No Load Shares and $7,179 for the Class C Shares pursuant to the Plans for the period ended September 30, 2000. The Prudent Safe Harbor Fund incurred $1,212 pursuant to the Plan for the period ended September 30, 2000.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, INC.
   8140 WALNUT HILL LANE, SUITE 300
   DALLAS, TEXAS  75231
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   FIRSTAR MUTUAL FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

CUSTODIAN
   FIRSTAR BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN